SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          July 25, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                            DMFI, INC.
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                     00-32683                    76-0676167
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
Jurisdiction of           File Number)              Identification No.)
incorporation)


                 2829 Marye Street, Alexandria, LA
             ----------------------------------------
             (Address of principal executive offices)

                          318-445-0408
                  -------------------------------
                   Registrant's telephone number

                     ILN Harvey Corporation
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT


     (a) Pursuant to an Agreement and Plan of Reorganization dated July 25, 2001 the "Plan", between the Registrant ("the Company"); the Sole Shareholder of the Registrant (ILN Industries, LLC); Delta Management Firm, Inc., a Louisiana Corporation ("Delta"); and the stockholders of Delta, as listed in the Plan (see exhibit 2.1), Delta Stockholders became the controlling stockholders of the Registrant in a transaction viewed as an asset purchase. The Plan will be treated as an acquisition of Delta for accounting purposes, and the effective date of the Plan was July 25, 2001. As part of the Plan, the Registrant had changed its name to DMFI, Inc. by amending its Articles of Incorporation (exhibit 6.1).


   	The Plan was adopted, ratified and approved by the sole shareholder, officer and director of the Registrant, and by the unanimous consent of the Board of Directors and the majority of the Delta's Stockholders.


      The source of the consideration used by Delta's Stockholders to acquire their respective interest in the Registrant was the exchange of 100% of the assets and liabilities of Delta for 30,000,000 "restricted" and "unregistered" shares of $0.0001 par value common stock of the Registrant, pursuant to the Plan.



   	The basis of the "control" by Delta's Stockholders is stock owner-ship. See the table below under Paragraph (b) of this Item.


    	The sole stockholder of the Registrant and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was ILN Industries, LLC, who owned 5,000,000 shares or 100%, as reported in the Registrant's 10-SB/12g, which has been filed with the Securities and Exchange Commission.

      Pursuant to the Plan, the Registrant was required:


     1. To issue 30 Million "unregistered" and "restricted" shares of $0.0001 par value common stock as the sole consideration for the assets of Delta and the assumption of its liabilities;


     2. Following resignations, in seriatim, of the directors and executive officers of the Registrant, to designate and elect, in seriatim, Steven S. Smelser as President and Director, Rebecca F. Smelser as Vice President and Director, Wilton Williams as Treasurer and Director, Regina Myers as Secretary and Director, Eddie Bennett as Director, and Edgar Reed as Director of the Registrant, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignations or terminations.


        Taking into account the shares transferred to Delta's Stock-holders, there will be 35,000,000 outstanding shares of common stock of the Registrant as a result of the foregoing.


        A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

       (b) The following table contains information regarding the share-holdings of Delta's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):



                                  Number of shares of          Percent of
                                     Common Stock             Common Stock
Name                               Beneficially Owned       Beneficially Owned
--------------------             --------------------     ---------------------
Steven S Smelser, President           23,000,000                  65.7%
  2829 Marye Street
  Alexandria, Louisiana 71303

Rebecca F Smelser, Vice President     7,000,000                   20%
  2829 Marye Street
  Alexandria, Louisiana 71303

ILN Industries, LLC, Shareholder      5,000,000                   14.3%
  15007 Grove Gardens
  Houston, Texas 77082


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On July 25, 2001 the Company fully consummated the acquisition of Delta in accordance with the "Plan" described in Item 1 above. The consideration given for the assets and liabilities of Delta was the issuance of 30,000,000 "restricted" and "unregistered" shares of $0.0001 par value common stock of the Registrant and the assumption of the Liabilities.


     (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the Delta Management Firm, Inc. Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Delta;
its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer of person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Delta prior to the completion of the Plan.


     (b) The Registrant intends to continue the business operations formerly conducted by Delta Management Firm, Inc., which are described below under the caption "Business."


BUSINESS


     The Registrant, having purchased the assets of Delta, will aim to become the premier provider of adult entertainment (including but not limited to adult novelty stores and gentlemen's clubs). The Company will be dedicated to building long-term relationships with customers through education of products and customer service and would like to be recognized as a responsible vender. The Registrant's goal is to expand steadily becoming the forerunner in the adult industry.


PLAN OF OPERATION


     The Registrant currently owns one adult retail store (Adult Emporium of Cade). In addition the Registrant is contracted to manage S&S Shop, Inc. (an adult novelty retail store) and Sugar & Spice, Inc. (a gentlemen's club)(see below). Combined, these stores have brought in annual revenues in excess of $1,320,000. S&S Shop, Inc. and Sugar & Spice, Inc. have recently been "grand-fathered in" their locations and the Registrant has plans of acquiring the two corporations within the next two years.



     For the purpose of this filing, "Grand-fathered in" their locations means that laws have been passed since the business started that now prohibit that type of business going into that specific location and/or made it more difficult for new businesses of that type to be opened in that area.



     The Registrant is currently the only adult retail provider that focuses on price control and product education located in the central Louisiana and intends on expanding this program to other areas. In the process of growing, the Company needs to refurbish stores or clubs that are acquired and develop new stores or clubs.



Financial Forecasts

     The Company expects to expand (via management contracts and ownership) their amount of stores to well over one hundred store fronts over the period of 10 years by concentrating full-time on seeking for and building new locations. The Registrant plans to do this by:


          1. Locating "mom and pop" owned stores that are "grand-fathered in" and are unable to sell out, but would like to be out of the adult novelty retail business. The Registrant plans to offer these "mom and pop" storeowners with a long-term contract to manage these stores. This will allow such stores to remain in existence.


           2.  Locating corporate-owned stores that are legally
"grandfathered in" and are seeking a way out of the adult novelty retail business. The Registrant plans to acquire such companies with stock and cash as consideration.

          3. Locating and establishing locations where adult novelty retail stores are legal. The Registrant plans on placing stores in such areas.


DESCRIPTION OF PROPERTY

     The Company currently has a 10 year contract to manage S&S Shop, Inc. (an adult novelty retail store) and a 10 year contract to manage Sugar & Spice. Inc. (a gentlemen's club). The Registrant owns Adult Emporium of Cade (located at 1732 Old Spanish Trail Highway, Cade, Louisiana).

     Present contracts are: 1) S&S Shop, Inc. dba Adult Emporium located at 3117 Masonic Drive, Alexandria, Louisiana (exhibit 3.1).
2) Sugar & Spice, Inc. dba Sugar & Spice located at 1801 North Macarthur Drive, Alexandria, Louisiana (exhibit 4.1). Both of these businesses have been "grand-fathered in" by the City of Alexandria and the Parish of Rapides in which they are located.

RESUME

     STEVEN SMELSER, PRESIDENT AND CEO - Prior to starting Delta, Mr. Smelser operated Sugar & Spice, Inc.(topless gentlemen's club). He also has been helping with the operations of the Adult Emporium in Alexandria and owned the Adult Emporium in Cade. Before this, he had been retired from the insurance business for two years. While he was with the insurance company he started the "Small Businessmen's Insurance Association". This was an association of small business owners who needed insurance but had health problems and could not get insurance from any place else. Mr. Smelser marketed this program in
Texas, Louisiana, Mississippi and Tennessee.   While Mr. Smelser was
attending college, he operated and owned restaurants.


     REBECCA SMELSER, VICE PRESIDENT - Before starting
Delta, Ms. Smelser started Sugar & Spice, Inc. and S&S Shops, Inc. Presently both companies have long-term management contracts with the Registrant. Before this she was in the insurance business. Ms. Smelser has extensive knowledge and extended education in computer, accounting, and office management.



     WILTON WILLIAMS, TREASURER - Mr. Williams has been financial advisor and accountant for the Smelsers' for ten years. He was active in the Navy for four years and Reserves for two years. Upon leaving the Navy, he attended Louisiana State University and received a Bachelor Degree in finance and accounting. While attending college he worked on the Baton Rouge Police force. In all, he has fourteen years of loan & finance business experience and twenty years of tax and insurance business experience. In April 1991, he was certified as EA, an Enrolled Agent, with the IRS to represent clients before the IRS in his corporation, Dallas Insurance & Accounting, Inc.


     REGINA MYERS, SECRETARY/OFFICE MANAGER - Ms. Myers has been with Delta for one year and has just recently been promoted to office manager. She has previously been an office manager for a finance company and has assisted in several mergers and buyouts. Currently she is a licensed and bonded notary for the State of Louisiana.


     EDDIE R. BENNETT, DIRECTOR/CLUB MANAGER - Mr. Bennett started with Sugar & Spice, Inc. in January of 1999 and is now currently manager.


     EDGAR A. REED, M.D., J.D., DIRECTOR - Dr. Reed is presently retired. He attended Princeton University and graduated from Indiana University, School of Education with a BS is Education. He graduated, Indiana University, School of Medicine and served his internship at Lima Memorial Hospital and his Internal Medicine residency at VA Hospital in Buffalo and Case Western Reserve. Dr. Reed was also a graduate from John Marshall University, School of Law.

     JOHATHAN MYERS, MAINTENANCE MANAGER - Mr. Myers has been in the construction business for many years. His specialty is wiring. He will be responsible for bringing new locations up to standard (making all repairs, installing equipment and fixtures).


     SIMON P. HYATT, COMPUTER SPECIALIST - Mr. Hyatt is in charge of building and repairing computers, maintaining electronic equipment, and assisting the Registrant's presence on the World Wide Web.


RISK FACTORS

     The Company has a limited operating history of less than one year, upon which an evaluation of the Company and its prospects can be based. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, it must, among other things, respond to competitive developments. There can be no assurance that the Company will be successful in addressing such risks.

FUTURE CAPITAL REQUIREMENTS

     UNCERTAINTY OF FUTURE FUNDING - The Company presently has extremely limited operating capital. It will require substantial additional funding in order to realize its goals of commencing nationwide marketing of its products and services. Depending upon the growth of its business operations, and the acceptance of its products and services, the Company will need to raise substantial additional funds through equity or debt financing, which may be very difficult for such a speculative enterprise. There can be no assurance that such additional funding will be made available to the Company, or if made available, that the terms thereof will be satisfactory to the Company. Furthermore, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

GOVERNMENT REGULATION

     The Company is not currently subject to direct regulation by a government agency, other than regulations applicable to businesses generally.

LIMITED MARKET FOR COMMON STOCK

     LIMITED MARKET FOR SHARES - Any market price that may develop for shares of common stock of the Company is likely to be very volatile, and factors such as success or lack thereof in developing and marketing the Company's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's common stock in any market that may develop.

DILUTION

     Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Financial Statements of the Company and the Pro Forma Combined Balance Sheets and Statements of Operations of the Registrant and Delta taking into account the completion of the Plan, and as described under Item 7 have not been completed to date.

      The issuance of the securities of the Delta stockholders will substantially dilute the interest of other stockholders in the Registrant.

FUTURE SALES OF COMMON STOCK


     There is presently no market for the shares of common stock of the Registrant.  See the Risk Factor "Limited Market for Common
Stock; Limited Market for Shares," above.   Future sales of
securities pursuant to Rule 144 of the Securities and Exchange Commission may also have an adverse impact on any market, which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this Rule; the Directors could each sell (i) an amount equal to 1% of the total outstanding securities of the Registrant in any three month period or (ii) the average weekly reported volume of trading in such securities on all national securities and exchanges or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice under Rule 144 (this computation is not available to OTC Bulletin Board companies), with the one year holding period to have commenced on July 25, 2001.


VOTING CONTROL


     By virtue of their collective ownership of approximately 85.7% of the Registrant's outstanding voting securities, the current Directors have the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Collectively, these persons may be deemed to have absolute control over the management and affairs of the Registrant.


DEPENDENCE ON KEY PERSONAL

     The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

DIVIDENDS

     The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, and subscribers who anticipate the need of cash dividends from their investment should refrain from the purchase of the Shares being offered hereby.

PENNY STOCK

     The Registrant's securities are deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; This designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

     Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement
(i) above); or (iv) of an issuer with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), with average annual revenues of less than $6,000,000 for the last three years.

     Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before affecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any share that are deemed to be "penny stock".

     Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

     The Bylaws of the Registrant provide for indemnification to the fullest extent allowed under the Texas Business Corporations Act. Generally, under this Act, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification rules and regulations are against public policy.

TRANSFER AGENT

     The Registrant presently serves as its own transfer agent.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5.  OTHER EVENTS

     See Item 1

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Henry L. Jan, the sole officer and director of the Registrant prior to the acquisition of Delta resigned as an officer and director of ILN Harvey Corporation effective upon completion of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS


     (a) No financials are filed herewith. The Registrant is required to file financial statements by amendment hereto no later than 75 days after the event date reported on this Form 8-K.


ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS

     2.1 Agreement and Plan of Reorganization between Delta Management Firm, Inc and ILN Harvey Corporation.

     3.1  Managers Agreement between Delta Management Firm, Inc. and S
& S Shop.

     4.1 Managers Agreement between Delta Management Firm, Inc. and Sugar & Spice, Inc.

     5.1 Minutes of Special Meeting of Board of Directors of Delta Management Firm, Inc.

     5.2  Minutes of Special Meeting of Board of Directors of ILN
Harvey Corporation.

     6.1  Certificate of Amendment for Name Change.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


   September 12, 2001              By /s/ Steve Smelser
                               --------------------------------
                               Steve Smelser, President




EXHIBIT 2.1

Date: July 25, 2001


     AGREEMENT AND PLAN OF REORGANIZATION among ILN Harvey Corporation, a Texas Corporation ("Harvey" or "Registrant"); ILN Industries, LLC, a Texas Limited Liability Company hereof (the "Harvey Shareholder"), being the owner of record of all of the issued and outstanding stock of Harvey; Delta Management Firm, Inc., a Louisiana Corporation ("Delta"); and the shareholders of Delta hereof (collectively the "Delta Shareholders").


     WHEREAS, the respective Boards of Directors of Harvey and Delta and the shareholders of Harvey and Delta have adopted resolutions pursuant to which Harvey shall acquire and Delta shall exchange the assets and liabilities described in Exhibit B hereof (hereinafter, respectively, the "Assets" or the "Liabilities"), which is incorporated herein by reference; and


     WHEREAS, the sole consideration for the Assets shall be the issuance of 30,000,000 shares of "unregistered" and "restricted"
$0.0001 par value common stock of Harvey, and the assumption of the Liabilities; and



     WHEREAS, ILN Industries, LLC, after the effectuation of this plan, will transfer its 5,000,000 shares of $0.0001 par value common stock of Harvey (issued originally on April 2, 2001) to the Registrant for cancellation. The Registrant will then reissue to ILN Industries, LLC 5,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of the Registrant.


     WHEREAS, the Delta Shareholders shall acquire in exchange such shares of the Company in reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, Harvey, Delta and the Shareholders of Harvey and Delta shall adopt this plan of reorganization and agree as follows:

     1.0.  PURCHASE AND SALE OF ASSETS

     1.1. PURCHASE AND SALE. Harvey hereby agrees to acquire and Delta hereby agrees to exchange the Assets owned by Delta as of July 1, 2001.


     1.2. CONSIDERATION FOR THE ASSETS. The consideration paid for the Assets shall consist solely of 30,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of Harvey to be issued in exchange therefore, and the assumption of the Liabilities.



     1.3. DELIVERY OF SHARES. Upon the execution and delivery by Delta of an assignment or assignments and other instruments required or necessary to transfer the Assets to Harvey, the Harvey shareholder shall deliver one stock certificate to each of the Delta Stockholders in the amount set opposite their respective names as listed on Exhibit A hereto representing 30,000,000 "restricted" and "unregistered" shares of common stock of Harvey in the aggregate.


     1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, Delta shall execute such additional instruments and take such other action as Harvey may request in order to exchange and transfer clear title and ownership in the Assets to Harvey.

     1.5. Resignation of present Directors and Executive Officers and Designation of new Directors and Executive Officers. On Closing, Henry Jan shall resign as director and officers of Harvey and designate the directors and executive officers nominated by Delta to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Delta, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Steve Smelser, President and Director; Rebecca Smelser, Vice President and Director; Wilton Williams, Treasurer and Director; Regina Myers, Secretary and Director; Eddie Bennett, Director; and Edgar Reed, Director.


     1.6. Change of Name. The signatures of the sole Harvey shareholder and Director in this Plan shall represent an unanimous written consent to change the Company name "Harvey" to "DMFI, Inc." by amending the Articles of Incorporation.

     1.7. CLOSING. The Plan will be deemed to be closed on receipt of all the signatures from the Delta Stockholders holding 100% of the current outstanding shares of Delta.

     2.0.  CLOSING.

     2.1. PLACE. The Closing contemplated herein shall be held at the offices of ILN Industries, LLC 15007 Grove Gardens, Houston, TX 77082, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

     2.2. EXECUTION OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     3.0.  REPRESENTATIONS AND WARRANTIES OF HARVEY

               Harvey represents and warrants as follows:

     3.1. CORPORATE ORGANIZATION AND GOOD STANDING. Harvey is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     3.2.  REPORTING COMPANY STATUS.  Harvey has filed with the
Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

     3.3. REPORTING COMPANY FILINGS. Harvey has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934.


     3.4. CAPITALIZATION. Harvey's authorized capital stock consists of 100,000,000 shares of Common Stock, $0.0001 par value, of which 5,000,000 shares are issued and outstanding, and 20,000,000 shares of non-designated preferred stock of which no shares are designated or issued.


     3.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued and non-assessable.

     3.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Harvey Common or Preferred Stock issued or committed to be issued.

     3.7. CORPORATE AUTHORITY. Harvey has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

     3.8. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Harvey's board of directors.

     3.9. SUBSIDIARIES. Except as set out by attached schedule, Harvey has no subsidiaries.

     3.10. FINANCIAL STATEMENTS. Harvey's financial statements dated April 30, 2001(the "Harvey Financial Statements"), fairly present the financial condition of Harvey as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     3.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Harvey Financial Statements, Harvey did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     3.12. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Harvey since the date of the Harvey Financial Statements.

     3.13. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Harvey, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Harvey or against any of its officers.

     3.14. CONTRACTS. Except as set out by attached schedule, Harvey is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part after the date of this agreement.

     3.15. TITLE. Except as set out by attached schedule, Harvey has good and marketable title to all the real property and good and valid title to all other property included in the Harvey Financial Statement Except as set out in the balance sheet thereof, the properties of Harvey are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Harvey.

     3.16. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Harvey for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Harvey Financial Statements are adequate to cover any such taxes that may be assessed against Harvey in respect of its business and its operations during the periods covered by the Harvey Financial Statements and all prior periods.

     3.17. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Harvey is subject or by which Harvey is bound.

     4.0.  REPRESENTATIONS AND WARRANTIES OF THE HARVEY SHAREHOLDERS

          The Shareholders, individually and separately, represent and warrant as follows:

     4.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Harvey shares which are listed in the attached schedule and which they have contracted to transfer.

     4.2. LITIGATION. There is no litigation or proceeding pending, or to each Shareholder's knowledge threatened, against or relating shares of Harvey held by the Shareholders.

     5.0.  REPRESENTATIONS AND WARRANTIES OF DELTA

          Delta represents and warrants as followed:

     5.1. Ownership. Delta owns the Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, except the Liabilities, and Delta has full right, power and authority to convey these Assets without qualification.

     5.2. Condition of the Assets. At the time of Closing, the Assets shall be in good and marketable condition, suitable for the uses for which they were intended and, reasonable wear and tear excepted, shall be free of any material defect.

     5.3. CORPORATE ORGANIZATION AND GOOD STANDING. Delta is a corporation duly organized, validly existing, and in good standing under the laws of the State of Louisiana and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     5.4. CORPORATE AUTHORITY. Delta has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     5.5. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by Delta's board of directors and shareholders.

     5.6. SUBSIDIARIES. Except as set out by attached schedule, Delta has no subsidiaries.

     5.7. FINANCIAL STATEMENTS. Delta's financial statements dated as of July, 1, 2001, copies of which will have been delivered by Delta to Harvey prior to the Acquisition Date (the "Delta Financial Statements"), fairly present the financial condition of Delta as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     5.8. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Delta Financial Statements, Delta did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     5.9. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Delta since the date of the Delta Financial Statements.

     5.10. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Delta, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Delta or against any of its officers.

     5.11. CONTRACTS. Except as set out by attached schedule, Delta is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     5.12. TITLE. Except as set out by attached schedule, Delta has good and marketable title to all the real property and good and valid title to all other property included in the Delta Financial Statements. Except as set out in the balance sheet thereof, the properties of Delta are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Delta.

     5.13. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Delta for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Delta Financial Statements are adequate to cover any such taxes that may be assessed against Delta in respect of its business and its operations during the periods covered by the Delta Financial Statements and all prior periods.

     5.14. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Delta is subject or by which Delta is bound.

     6.0.  Conditions Precedent to Obligations of DELTA

          All obligations of Delta under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1. Representations and Warranties True at Closing. The representations and warranties of Harvey contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2. Due Performance. Harvey shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

     6.3. Officers' Certificate. Delta shall have been furnished with a certificate signed by the President of Harvey, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Harvey contained herein are true and correct; and (2) that since the date of the financial statements (Exhibits C), there has been no material adverse change in the financial condition, business or properties of Harvey, taken as a whole.

     6.4. Assets and Liabilities of Harvey. Unless otherwise agreed, Harvey shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

     6.5. Resignation of Directors and Executive Officers and Designation of New Directors and Executive Officers. The present directors and executive officers of Harvey shall resign, and shall have designated nominees of Delta as outlined in Section 1.5 hereof as directors and executive officers of Harvey to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Harvey, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

     7.0.  Conditions Precedent to Obligations of Harvey

     	    All obligations of Harvey under this Plan are subject, at Harvey's option, to the fulfillment, before or at the Closing, of each of the following conditions:

     7.1. Representations and Warranties True at Closing. The representations and warranties of Delta contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     7.2. Due Performance. Delta shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

     7.3. Officers' Certificate. Harvey shall have been furnished with a certificate signed by the President of Delta, in such capacity, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Delta are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Delta, taken as a whole.

     7.4. Books and Records. The Board of Directors of Delta shall have caused Delta to make available all books and records of Delta, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Harvey at Closing.

     8.0.  TERMINATION

     8.1. TERMINATING THE PLAN. Prior to Closing, this Plan may be terminated (1) by mutual consent in writing;(2) by either the sole director of Harvey or Delta and the Delta Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of Harvey or the directors of Delta if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

     9.0.  ARBITRATION

     9.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Texas.

     9.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Texas. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     9.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Texas, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     9.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     9.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     9.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     9.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     9.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     9.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     9.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     10.0. GENERAL PROVISIONS.

     10.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     10.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     10.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     10.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

          If to Delta, to:

               Delta Management Firm, Inc.
               1801 N. MacArthur Drive
               Alexandria, LA 71301

          If to Harvey, to:

               ILN Harvey Corporation
               C/O ILN Industries
               P.O. Box 6162
               Burbank, CA 91510

           If to the Shareholders, to:

               ILN Industries, LLC
               P.O. Box 6162
               Burbank, CA 91510

     10.5. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     10.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     10.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     10.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel.
In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     10.9. NO REVERSE SPLIT. All stockholders of Harvey, including those to receive shares pursuant to Section 1.3 hereof, shall be protected against any reverse split that occurs in the reorganized company for a period of two years following Closing, and in the event of any such reverse split, such stockholders shall be entitled to have the reorganized company issue them additional shares to increase their respective stock holdings as though such reverse split had never been effected.

     10.10. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

ILN HARVEY CORPORATION


Date:  7-25-01                   /s/ Henry L. Jan
                                 Henry L. Jan, President

SHAREHOLDER OF ILN HARVEY CORPORATION


Date:  7-25-01                   /s/ Henry L. Jan
                                 Henry L. Jan, Executive Director
                                 ILN Industries, LLC

DELTA MANAGEMENT FIRM, INC.


Date:  7-25-01                   /s/Steve Smelser
                                 Steve Smelser, President

SHAREHOLDERS OF DELTA MANAGEMENT FIRM, INC.


Date: 7-25-01                      /s/Steve Smelser
                                      Steve Smelser



Date: 7-25-01                      /s/Rebecca Smelser
                                      Rebecca Smelser




                              EXHIBIT A

            STOCKHOLDERS OF DELTA MANAGEMENT FIRM, INC.


Name and Address        Number of Common          Number of Common
                     Shares Owned of Delta     Shares of Harvey to be
                                                Received in Exchange


Steve Smelser                7,667                  23,000,000
2829 Marye St
Alexandria, LA 71303

Rebecca Smelser              2,333                  7,000,000
2829 Marye St
Alexandria, LA 71303







                                  EXHIBIT B


DELTA MANAGEMNET FIRM, INC.
1801 N. MACARTHUR DRIVE
ALEXANDRIA, LOUISIANA 71301

STATEMENT OF ASSETS AND LIABILITIES
AS OF JULY 1, 2001
(unaudited)

Assets

Current Assets
             Cash                                      $  24,501.94
             Due From Stockholder                         37,028.79
             Due From Sugar & Spice                        5,423.80
             SS Video Inventory                            6,771.05
                                                        ___________
Total Current Assets                                      73,725.58
                                                        ___________

Fixed Assets
            Store Location: Cade, Louisiana               28,682.00
            Rental Property: Alexandria, Louisiana       188,811.57
            Other Fixed Assets                             1,238.30
            (Accumulated Depreciation)               (     2,962.00)
                                                       ____________
Total Fixed Assets                                       215,769.87
                                                       ____________

Other Assets
            Leasehold Improvements                         1,139.86
            (Accumulated Depreciation)              (        303.00)
                                                       ____________
Total Other Assets                                           836.86
                                                       ____________

Total Assets                                             290,332.33





DELTA MANAGEMNET FIRM, INC.
1801 N. MACARTHUR DRIVE
ALEXANDRIA, LOUISIANA 71301

STATEMENT OF ASSETS AND LIABILITIES
AS OF JULY 1, 2001
(unaudited)


Liabilities

Current Liabilities
            Accounts Payable                           $  67,041.52
            Short Term Notes Payable                      12,920.00
            Income Tax Payable                               949.00
                                                        ___________
Total Current Liabilities                                 80,910.52
                                                        ___________

Long Term Liabilities
            Cade, Louisiana Store                         19,134.35
            Alexandria Rental Property                   176,642.96
                                                        ___________
Total Long Term Liabilities                              195,777.31
                                                        ___________

Total Liabilities                                        276,687.83






                              EXHIBIT C

                       ILN HARVEY CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)
                        FINANCIAL STATEMENTS
                        AS OF APRIL 30, 2001



                       ILN HARVEY CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)


                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Stockholder's Equity                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                F-1



                    Independent Auditor's Report
                    ----------------------------


Stockholders and Board of Directors
ILN Harvey Corporation (A Development Stage Company)
Houston, Texas

We have audited the accompanying balance sheet of ILN Harvey Corporation (A Development Stage Company), as of April 30, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and stockholder's equity for the period from inception (April 2, 2001) to April 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ILN
Harvey Corporation (A Development Stage Company) at April 30,
2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to April 30, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has incurred a loss of $1,238 from inception (April 2, 2001) to April 30, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      /s/ Dohan and Company, CPA's

May 2, 2001
Miami, Florida

                                F-2


ILN HARVEY CORPORATION
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
April 30, 2001

ASSETS

Deferred tax asset, less valuation allowance of $186         $   -
TOTAL ASSETS                                                 $   -
                                                             =========



LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES                                                  $   -
                                                             ---------
      TOTAL LIABILITIES                                          -
                                                             ---------
COMMITMENTS AND CONTINGENCIES (NOTE 4)

STOCKHOLDER'S EQUITY

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                           $   -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 5,000,000 shares issued and outstanding        500
   Additional paid-in capital                                  1,738
   Stock subscription receivable                              (1,000)
   Deficit accumulated during the development stage           (1,238)
                                                             ---------
      TOTAL STOCKHOLDER'S EQUITY                                 -
                                                             ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $   -
                                                             =========

See accompanying notes.

                                 F-3



ILN HARVEY CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to April 30, 2001

EXPENSES
    Organizational expenses                                  $   300
    Professional fees                                            938
                                                             ---------
NET LOSS BEFORE INCOME TAX                                   $(1,238)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
 DEVELOPMENT STAGE                                           $(1,238)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                          5,000,000
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                       $ (0.00)
                                                             =========

See accompanying notes.

                                 F-4


ILN HARVEY CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to April 30,2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $(1,238)
                                                              ---------
        NET CASH USED BY OPERATING ACTIVITES                   (1,238)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital Contributed                                         1,238
                                                              ---------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                1,238
                                                              ---------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                   -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                   -
                                                              ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $   -
                                                              =========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $   -
    Income taxes paid                                         $   -

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES
    Common stock issued for stock subscriptions receivable    $ 1,000
                                                              ---------

See accompanying notes.

                                 F-5


ILN HARVEY CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDER'S EQUITY

                                                                      Accumulated
                                                                        Deficit
                           Common Stock      Additional    Stock      During the     Total
                       --------------------   Paid-In   Subscription  Development Stockholder's
Description             Shares      Amount    Capital    Receivable      Stage       Equity
-----------------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000   $ 500     $   500    $(1,000)       -

Contributed capital       -           -         1,238       -           -           1,238

Net loss and cumulative
 loss during the
 development stage        -           -          -                    (1,238)      (1,238)
-----------------------------------------------------------------------------------------------
BALANCE,
 April 30, 2001         5,000,000   $ 500     $ 1,738    $(1,000)    $(1,238)      $  -
===============================================================================================

See accompanying notes.

                                F-6



NOTE 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BUSINESS ACTIVITY

        ILN Harvey Corporation (A Development Stage Company)(the Company) was incorporated in Texas on April 2, 2001, to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At April 30, 2001, the Company had not yet commenced any formal business operations. The Company's fiscal year end is December 31.

        The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity s securities, debt securities, bank borrowings or a combination thereof.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        INCOME TAXES

        The Company follows Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

        ADVERTISING

        Advertising costs will be expensed as incurred.

        NET LOSS PER COMMON SHARE

        Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period.
        Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

        CASH AND CASH EQUIVALENTS

        The company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

        DEVELOPMENT STAGE COMPANY

        The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

                                 F-7



NOTE 2.  RELATED PARTY TRANSACTIONS

        The Company issued 5,000,000 shares of common stock to ILN Industries, LLC, which is 100% owned by the President and sole director of the Company in April 2001. These shares were issued for a total value of $1,000.

        ILN Industries, LLC, the Company's sole shareholder contributed capital in the amount of $1,238, per a signed agreement dated April 2, 2001. The agreement calls for ILN Industries, LLC to provide the following services, without reimbursement from the Company, until the Company enters into a business combination as described in Note 1:

          a.  Location and review of potential target companies
          b. Payment of all corporate, organizational, and other costs incurred by the Company.

NOTE 3.  INCOME TAXES

        At April 30, 2001, the Company had a net operating loss of approximately $1,238. This loss may be used offset federal income taxes in future periods. However, if subsequently there are ownership changes in the Company, as defined in
        Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

        The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $186 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $186 has been established, resulting in no deferred tax benefits as of the balance sheet date.

NOTE 4.  GOING CONCERN AND MANAGEMENT'S PLANS

        As shown in the accompanying financial statements, the Company incurred a net loss of $1,238 for the period from inception (April 2, 2001) to April 30, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders until such time as it finds a merger partner. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                                 F-8



NOTE 5.  STOCKHOLDER'S EQUITY

        SALE OF SHARES

        In April 2001, the Company issued 5,000,000 shares of common stock for a total of $1,000. A stock subscription receivable was recorded in connection with this transaction.

        CAPITAL CONTRIBUTED

        In April 2001, the sole shareholder of the Company contributed $1,238 to pay for the Company's organizational expenses and audit fees.

        PREFERRED STOCK

        The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

                                 F-9




                             EXHIBIT D

                               None.




                             EXHIBIT E


                    DELTA MANAGEMENT FIRM, INC.
                      1801 N. MACARTHUR DRIVE
                   ALEXANDRIA, LOUISIANA 71301

Balance Sheet
AS OF JULY 1, 2001
(unaudited)

ASSETS
   Current Assets
      Checking/Savings
         Fidelity SS Video acct #8829                    240.66
         Fideltiy Bank #1953                           9,500.18
         Hibernia National Bank                       14,663.44
         Petty Cash                                       97.66
      Total Checking/Savings                          24,501.94
      Other Current Assets
         Due From Stockholder                         37,028.79
         SS Video Inventor                             6,771.05
         Due fm Sugar & Spice,                           423.80
      Total Other Current Assets                      49,223.64
      Total Current Assets                            73,725.58
      Fixed Assets
         SS Video Credit Card Machine                  1,238.30
      SS Video Cade Location
         Land                                         10,000.00
         Bldg	                                    18,682.00
      Total SS Video Cade Location                    28,682.00
      SS Video Acc Depreciation	                    -756.00
      House--2829 Marye St.
         ACC DEP-                                      2,206.00
         House--2829 Marye St. - Other               188,811.57
      Total House--2829 Marye St.                    186,605.57
   Total Fixed Assets	                             215,769.87
   Other Assets
      Delta Leasehold Improvements                     1,139.86
      Acc Dep-                                           303.00
   Total Other Assets	                                 836.86
TOTAL ASSETS                                         290,332.31

LIABILITIES & EQUITY

   Liabilities
      Current Liabilities
         Credit Cards
            MScontr                                      111.86
            DeltaAmex1028                                277.62
            DeltaAmex1010                              4,974.63
            J C Penny 1332                               -32.90
            J C Penny 1371                               -21.00
            Master 4764	                                 963.12
            AT&T Master Card 0595 *                    1,534.28
            Citi Mastercard 9210 *                    14,727.96
            MBNA  2481	                               7,525.90
            Sears                                        121.97
            Sugar Bec Amex 91006	                   3,660.72
            #1006 Bus. Flex                               76.97
            Sutherlands  4886                         20,982.76
            Video Bec Amex 01005 Sky Miles	       2,547.75
            Video Bec Amex 41005
            Video Ste Amex 1013	                   7,066.36
               Video Hil Amex 1039	                   4,171.90
               Video Bec Amex 41005 - Other           -9,955.80
            Total Video Bec Amex 41005                 1,282.46
            Visa 8935 *                                5,233.55
            Wal Mart                                   1,073.87
            Wells Fargo 3820                           2,000.00
         Total Credit Cards                           67,041.52
         Other Current Liabilities
            SS Video Current Liabilities
               Loan Fm SS Shops                        4,920.00
               Income Tax Payable
                  State
                     Franchise                            53.00
                     Income	                           200.00
                  Total State                            253.00
                  Federal                                696.00
               Total Income Tax Payable                  949.00
            Total SS Video Current Liabilities         5,869.00
            Loan From SBIA                             8,000.00
            Personal//Due To/Fm Stockholder
              From Video Merger                        8,135.46
              MBNA 2481 prior to Inc                  -6,495.97
               Travel                                 -2,016.31
               Fm Sutherland Acct                     -4,617.29
               Amx#1006 Prior to Delta Inc           -17,348.02
               Due fm Citibank #9210                  -7,504.18
               Rent                                   -1,210.00
               Repairs                                -1,297.98
               Supplies                               -2,182.28
               Telephone	                          -968.37
               Medical                                -1,766.83
               Interest                               -2,276.72
               Gifts                                  -1,575.24
               Auto Repairs                           -1,164.49
               Clothes                                -6,102.93
               Utility                                -3,383.06
               Food//Entertainment                    -7,744.32
               Time Share                               -225.00
               BowFlex                                -1,135.04
               Life                                     -788.56
               Disability Insurance                   -2,130.34
               Furniture                              -6,000.00
               Education                                -161.00
               ATTY                                   -1,446.25
               Blue Truck	                        -4,270.90
               Boat 12678                             -1,098.82
               Corvette                               -8,757.80
                Dee's $25,000                        -11,000.00
                Paid for Marye St. House               9,808.57
               Due To Stockholder                     26,417.74
               House 17955-Farm                      -12,453.63
               Susan Fowlkes//Stock buy bavck        -15,812.48
               Town Car                              -12,583.60
               Tractor 15911                          -3,155.10
               Tractor 1787                           -2,707.55
               Personal//Due To/Fm Stockholder-Other 106,918.29
            Total Personal//Due To/Fm Stockholder       -100.00
         Total Other Current Liabilities              13,769.00
      Total Current Liabilities                       80,810.52
       Long Term Liabilities
          SS Video Long Term Liabilities
             Cade Location Purchase                   19,134.35
          Total SS Video Long Term Liabilities        19,134.35
          Loan From Fidelity
             #175103595	                             176,642.96
          Total Loan From Fidelity                   176,642.96
      Total Long Term Liabilities                    195,777.31
   Total Liabilities                                 276,587.83
   Equity
      Common Stock 10,000 shares @ $.01                  100.00
      Preferred Stock 250 Shares @ $12.15              3,037.20
      Retained Earnings                               11,077.81
      Net Income                                        -470.53
   Total Equity                                       13,744.48
TOTAL LIABILITIES & EQUITY                           290,332.31





                              EXHIBIT F

                                None.




                              EXHIBIT G


         ACKNOWLEDGEMENT AND APPROVAL OF TERMS AND CONDITIONS

     Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, Delta, and the other stockholders of Delta and Harvey, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

     I further understand that immediately prior to the completion of the Plan, Harvey had no assets and no liabilities, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my shares of Delta for shares of Harvey results in a decrease in the actual percentage of ownership that my shares of Delta represented in Delta prior to the completion of the Plan.

     I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of accounting firms for the Company. I understand that the accountant for the Company is Dohan and Company, 7700 North Kendall Drive, #204, Miami, FL, 33156-7564, Telephone (305) 274-1366. I further understand that, upon the completion of the Plan, no accountant, attorney, employee or consultant will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.


     I also understand that I must bear the economic risk of ownership for any shares issued to me for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" and "restricted" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.



     I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Delta for use by Harvey as they are made to induce you to issue me the shares of Harvey under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:



     1. That the shares being acquired are being received for investment purposes and not with a view Toward further distribution;


     2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

     3. That I understand the meaning of "restricted" and "unregistered" shares and know that they are not freely tradeable;


     4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;


     5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

     6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

    	7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital", and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and


     8. I also understand that without approval of counsel for Harvey, all shares of Harvey to be issued and delivered to me shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:


        The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

DELTA MANAGEMENT FIRM, INC.


Date:  7-25-01                   /s/Steve Smelser
                                 Steve Smelser, President




                             EXHIBIT H

                 CERTIFICATE OF OFFICER PURSUANT TO

                AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of ILN Harvey Corporation, a Texas corporation ("Harvey"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Harvey; the Harvey Stockholders; Delta Management Firm, Inc., a Louisiana corporation ("Delta"); and the Delta Stockholders, to-wit:

     1. That the undersigned, Henry Jan, is the President of Harvey and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Delta and the Delta Stockholders;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Harvey regarding the Plan:

     (i) All representations and warranties of Harvey contained within the Plan are true and correct;

     (ii) Harvey has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Harvey as set forth in its financial statements for the period ending April 30, 2001, except as set forth in Exhibit D to the Plan.

ILN HARVEY CORPORATION


Date:  7-25-01                   /s/ Henry L. Jan
                                 Henry L. Jan, President




                              EXHIBIT I

                CERTIFICATE OF OFFICER PURSUANT TO

               AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of Delta Management Firm, Inc., a Louisiana Corporation ("Delta"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Delta; the Delta Stockholders; ILN Harvey Corporation, a Texas Corporation ("Harvey"); and the Harvey Stockholders to-wit:

     1. That the undersigned, Steve Smelser, is the President of Delta and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Harvey and the Harvey
Stockholders;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Delta regarding the Plan:

     (i) All representations and warranties of Delta contained within the Plan are true and correct;

     (ii) Delta has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Delta as set forth in its financial statements for the financial statements dated as of July 1, 2001, except as set forth in Exhibit F to the Plan.

DELTA MANAGEMENT FIRM, INC.


Date:  7-25-01                   /s/Steve Smelser
                                 Steve Smelser, President




EXHIBIT 3.1


                          MANAGERS AGREEMENT

     This Managers Agreement ("this Agreement") is made and entered into to define the terms of the services to be rendered by Delta Management Firm, Inc. ("Delta"), a Louisiana Corporation on behalf of S & S Shop, Inc. (S & S Shop), a Louisiana corporation doing business as Adult Emporium.

     WHEREAS, Delta has management experience in the operation of the marketing and distribution of adult videos and novelty products, which includes the financing, construction and operation of such Adult
Emporiums.

     WHEREAS, Delta desires to provide the financial and management abilities and services for the operation of the Adult Emporium located at 3117 Masonic Drive, Alexandria, Louisiana ("Adult Emporium") for S & S Shops.

     WHEREAS, Delta and S & S Shop desire to define in this Agreement the terms and conditions for which Delta is to provide certain services to S & S Shop in the operation of the Adult Emporium.

     NOW THEREFORE, the parties mutually agree and acknowledge as follows:

                                I.

                               TERM

     1.1 This Agreement shall be effective upon the signature of the parties hereto and shall remain in effect for a period often (10) years from the date that the first party signs the Agreement.

     1.2 This Agreement shall be renewed for another ten (10) year term, if neither party terminates the Agreement by written notice to the other party sent at least ninety days prior to its expiration.

                                II.

                    OBLIGATIONS OF S & S SHOP

     2.1 In consideration of the agreement of the parties to operate the Adult Emporium, S & S Shop does hereby grant and convey unto Delta the exclusive rights to operate the Adult Emporium, including the exclusive right to market the Adult Emporium.

     2.2 Delta's consideration under this Agreement for the financing services, operational expertise, and management services to be provided shall be an allocation of 98.5 percent (%)of the gross cash register receipts from the Adult Emporium.

                               III.

                      OBLIGATIONS OF DELTA

     3.1 Delta shall provide oversight management for the Adult Emporium. Delta's areas of responsibility shall include, but not be limited to, the overall business management function and services for the Adult Emporium. As the business manager, Delta shall have the power and authority to take any and all actions reasonably necessary or advisable to conduct the day-to-day business affairs of the Adult Emporium, and shall specifically have the exclusive responsibility and authority for the following activities:

          (A) Office Supervision - The supervision of the general operation of the office.

          (B) Personnel Administration - The hiring, discharge, supervision and management of all employees, if any, of the Adult
Emporium. All personnel shall be employees of Delta.

          (C) Payment of Accounts and Indebtedness - The payment of payroll, trade accounts, taxes and all other obligations arising out of the operations of the Adult Emporium in the ordinary course of business.

          (D) Accounting and Financial Records - The administration of the development, preparation, and custody of the records and the books of account relating to the business and financial affairs of the Adult Emporium. Delta shall engage accountants to prepare monthly financial statements for the Adult Emporium and to prepare an annual audit of the Adult Emporium based on the fiscal year end. All financial records shall be completed and retained in a manner to allow complete audits which comform to GAAP.

          (E) Depositories for Funds - The maintenance of bank accounts into which all revenues of the Adult Emporium on or after the effective date of this Agreement shall be deposited by Delta.

          (F) Insurance - The acquisition of and maintenance of commercial general liability insurance and other insurance commonly acquired in the club and bar industry on the Adult Emporium assets, operations, and other matters (including the acquisition and maintenance of any necessary bonding).

          (G) Policies - The Adult Emporium and administration of all policies for the business of the Adult Emporium.

          (H) Marketing - The marketing of all facets of the Adult Emporium, including all ancillary and auxiliary services such as entertainment and special events.

          (I) Third Party Contracts - Delta shall have the authority to enter into any contracts with any Third Party Contractors. The term "Third Party Contractors" includes but is not limited to: vendors of food, beverages, liquor and beer, equipment, supplies, entertainment, or any other major contracts to provide any other type of services, supplies, equipment or other items for the Adult Emporium. Once the third party contracts are in place, nothing herein shall restrict Delta's ability to manage the day-to-day administration of those contracts.

          (J) Ancillary Services - In addition to the management services provided to the Adult Emporium, Delta shall be responsible for providing the following services:

               Miscellaneous supplies; (ii) equipment; (iii) office services, including all contracts, which provide services necessary for the operation and maintenance of the facilities and equipment utilized by the Adult Emporium including, without limitation, utilities, repairs, maintenance services and janitorial services; (iv) oversight of general management of the operation of the Adult Emporium; (v) general management of the ancillary services and entertainment and auxiliary services such as food and other such special events; (vi) security;
(vii) surveillance; (viii) regulatory compliance with State and Federal agencies; (ix) licensing procedures and background investigations; (x) cash flow management; and (xi) any other items associated with operations normally handled by an operations manager in the industry.

                                  IV.

                              TERMINATION

     4.1 At any time following the execution of this Agreement, Delta or S & S Shop ("Non-Defaulting Party") may terminate this Agreement with cause upon the occurrence of any one or more of the following events by the other party ("Defaulting party"):

          (A) If the Defaulting party files for relief under any bankruptcy or similar law, or an order for relief shall be entered against the Defaulting party in any bankruptcy or similar proceeding;

          (B) If the Defaulting Party substantially breaches any of its material obligations hereunder and fails to cure the same within forty-five (45) days after written notice of default is given to the Defaulting party by the Non-Defaulting Party;

          (C) If the Defaulting party is found guilty of any Federal or State criminal statute or provision.

     Notwithstanding the foregoing, no termination shall be allowed because of a violation of subparagraphs (B) and (C) of this paragraph unless a conclusive ruling of a competent court of law or another Federal or a State regulatory body supports it. If no such final decision exists, then a determination process may be invoked where the decision of whether a violation of subparagraphs (B) and (C) of this paragraph has occurred and that determination will be decided by an arbitration held pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Venue for the arbitration shall be held in Alexandria, Louisiana.

     4.2 Notwithstanding any provision to the contrary herein, the parties agree that as long as S & S Shop is indebted to Delta under any promissory notes or other form of indebtedness, S & S Shop shall not terminate this Agreement.

                                 V.

                           MISCELLANEOUS

     5.1 If any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any arbitration panel or court, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected and shall continue in force.

     5.2 Except as provided below, no party may assign this Agreement or subcontract any of its duties or obligations hereunder without the approval of all other parties and all necessary regulatory approvals. Notwithstanding the foregoing to the contrary, S & S Shop shall be obligated to sell, in the event Rebecca Forman Smelser owns less than 80% of S & S Shop, its interest to Delta or a third party, provided Delta shall have ninety (90) days from receipt of written notice from S & S Shop of such third party's offer to match such third party's offer. Any sale or assignment of S & S Shop's interest to a third party shall be approved by Delta, which approval shall not be unreasonably withheld.

     5.3 This Agreement shall be construed and interpreted under the laws of the State of Louisiana, exclusive of the principles of conflicts of laws. The titles of sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein. All references herein to the singular include the plural, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured, or dictated such provisions.

     5.4 Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver or a relinquishment of either party' s right to demand exact compliance with the terms hereof. To be effective, any waiver of any right hereunder must be in writing and executed by the party against whom enforcement of such waiver is sought.

     5.5 No amendment to this Agreement shall be binding on any of the parties hereto unless such amendment is in writing and is executed by the party against whom enforcement of such amendment is sought.

     IN WITNESS WHERE OF, the parties hereto have caused this Agreement to be executed on the date hereinafter set forth.

     THUS DONE AND SIGNED in the City of Alexandria, Parish of Rapides, State of Louisiana, on the 2nd day December of, 2000, in the presence of the undersigned competent witnesses, who sign their names hereto with the undersigned appearer herein and me," Notary, after due reading of the whole.

DELTA MANAGEMENT FIRM, INC.


Date:  12/02/00                  /s/Steve Smelser
                                 Steve Smelser, President


     THUS DONE AND SIGNED in the City of Alexandria, Parish of Rapides, State of Louisiana, on the 2nd day December of, 2000, in the presence of the undersigned competent witnesses, who sign their names hereto with the undersigned appearer herein and me, Notary, after due reading of the whole.

S&S SHOPS, INC.


Date:  12-02-00                  /s/Rebecca Smelser
                                 Rebecca Smelser, President


EXHIBIT 4.1

                           MANAGERS AGREEMENT

     This Managers Agreement ("this Agreement") is made and entered into to define the terms of the services to be rendered by Delta Management Firm, Inc. ("Delta"), a Louisiana Corporation on behalf of Sugar & Spice, Inc. (Sugar & Spice), a Louisiana corporation doing business as Adult Emporium.

     WHEREAS, Delta has management experience in the operation of the marketing and distribution of adult videos and novelty products, which includes the financing, construction and operation of such establishments.

     WHEREAS, Sugar & Spice desires to expand its club/bar located at 1801 North Macarthur Drive, Alexandria, Louisiana which features exotic dancing ("the Establishment") but Sugar & Spice has neither the financial capabilities nor the management expertise to expand and operate the establishment.

     WHEREAS, Delta desires to provide the financial and management abilities and services for the operation of the Establishment for Sugar & Spice.

     WHEREAS, Delta and Sugar & Spice desire to define in this Agreement the terms and conditions for which Delta is to provide certain services to Sugar & Spice in the operation of the Establishment.

     NOW THEREFORE, the parties mutually agree and acknowledge as follows:

                                 I.

                               TERM

     1.1 This Agreement shall be effective upon the signature of the parties hereto and shall remain in effect for a period often (10) years from the date that the first party signs the Agreement.

     1.2 This Agreement shall be renewed for another ten (10) year term, if neither party terminates the Agreement by written notice to the other party sent at least ninety days prior to its expiration.

                                 II.

                   OBLIGATIONS OF SUGAR & SPICE

     2.1 In consideration of the agreement of the parties to develop, expand, and operate the Establishment, Sugar & Spice does hereby grant and convey unto Delta the exclusive rights to expand and operate the Establishment, including the exclusive right to market the Establishment.

     2.2 Delta's consideration under this Agreement for the financing services, operational expertise, and management services to be provided shall be an allocation of 98.5 per cent(%)of the gross cash register receipts from the Establishment.

                                III.

                        OBLIGATIONS OF DELTA

     3.1 Delta shall provide oversight management for the Establishment. Delta's areas of responsibility shall include, but not be limited to, the overall business management function and services for the Establishment. As the business manager, Delta shall have the power and authority to take any and all actions reasonably necessary or advisable to conduct the day-to-day business affairs of the Establishment, and shall specifically have the exclusive responsibility and authority for the following activities:

          (A) Office Supervision - The supervision of the general operation of the office.

          (B) Personnel Administration - The hiring, discharge, supervision and management of all employees, if any, of the Establishment. All personnel shall be employees of Delta.

          (C) Payment of Accounts and Indebtedness - The payment of payroll, trade accounts, taxes and all other obligations arising out of the operations of the Establishment in the ordinary course of business.

          (D) Accounting and Financial Records - The administration of the development, preparation, and custody of the records and the books of account relating to the business and financial affairs of the Establishment. Delta shall engage accountants to prepare monthly financial statement for the Establishment and to prepare an annual audit of the Establishment based on the fiscal year end. All financial records shall be completed and retained in a manner to allow complete audits which conform to GAAP.

          (E) Depositories for Funds - The maintenance of bank accounts into which all revenues of the Establishment on or after the effective date of this Agreement shall be deposited by Delta.

          (F) Insurance - The acquisition of and maintenance of commercial general liability insurance and other insurance commonly acquired in the club and bar industry on the Establishment assets, operations, and other matters (including the acquisition and maintenance of any necessary bonding).

          (G) Policies - The Establishment and administration of all policies for the business of the Establishment.

          (H) Marketing - The marketing of all facets of the Establishment, including all ancillary and auxiliary services such as entertainment and special events.

          (I) Third Party Contracts - Delta shall have the authority to enter into any contracts with any Third Party Contractors. The term "Third Party Contractors" includes but is not limited to: vendors of food, beverages, liquor and beer, equipment, supplies, entertainment, or any other major contracts to provide any other type of services, supplies, equipment or other items for the Establishment. Once the third party contracts are in place, nothing herein shall restrict Delta's ability to manage the day-to-day administration of those contracts.

          (J) Ancillary Services - In addition to the management services provided to the Establishment, Delta shall be responsible for providing the following services:

               Miscellaneous supplies; (ii) equipment; (iii) office services, including all contracts, which provide services necessary for the operation and maintenance of the facilities and equipment utilized by the Adult Emporium including, without limitation, utilities, repairs, maintenance services and janitorial services; (iv) oversight of general management of the operation of the Adult Emporium; (v) general management of the ancillary services and entertainment and auxiliary services such as food and other such special events; (vi) security;
(vii) surveillance; (viii) regulatory compliance with State and Federal agencies; (ix) licensing procedures and background investigations; (x) cash flow management; and (xi) any other items associated with operations normally handled by an operations manager in the industry.

                              IV.

                           TERMINATION

     4.1 At any time following the execution of this Agreement, Delta or Sugar & Spice ("Non-Defaulting Party") may terminate this Agreement with cause upon the occurrence of any one or more of the following events by the other party ("Defaulting party"):

          (A) If the Defaulting party files for relief under any bankruptcy or similar law, or an order for relief shall be entered against the Defaulting party in any bankruptcy or similar proceeding;

          (B) If the Defaulting Party substantially breaches any of its material obligations hereunder and fails to cure the same within forty-five (45) days after written notice of default is given to the Defaulting party by the Non-Defaulting Party;

          (C) If the Defaulting party is found guilty of any Federal or State criminal statute or provision.

     Notwithstanding the foregoing, no termination shall be allowed because of a violation of subparagraphs (B) and (C) of this paragraph unless a conclusive ruling of a competent court of law or another Federal or a State regulatory body supports it. If no such final decision exists, then a determination process may be invoked where the decision of whether a violation of subparagraphs (B) and (C) of this paragraph has occurred and that determination will be decided by an arbitration held pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Venue for the arbitration shall be held in Alexandria, Louisiana.

     4.2 Notwithstanding any provision to the contrary herein, the parties agree that as long as Sugar & Spice is indebted to Delta under any promissory notes or other form of indebtedness, Sugar & Spice shall not terminate this Agreement.

                                  V.

                              MISCELLANEOUS

     5.1 If any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any arbitration panel or court, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected and shall continue in force.

     5.2 Except as provided below, no party may assign this Agreement or subcontract any of its duties or obligations hereunder without the approval of all other parties and all necessary regulatory approvals. Notwithstanding the foregoing to the contrary, Sugar & Spice shall be obligated to sell, in the event Rebecca Forman Smelser owns less than 80% of Sugar & Spice, its interest to Delta or a third party, provided Delta shall have ninety (90) days from receipt of written notice from Sugar & Spice of such third party's offer to match such third party's offer. Any sale or assignment of Sugar & Spice's interest to a third party shall be approved by Delta, which approval shall not be unreasonably withheld.

     5.3 This Agreement shall be construed and interpreted under the laws of the State of Louisiana, exclusive of the principles of conflicts of laws. The titles of sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein. All references herein to the singular include the plural, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured, or dictated such provisions.

     5.4 Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver or a relinquishment of either party' s right to demand exact compliance with the terms hereof. To be effective, any waiver of any right hereunder must be in writing and executed by the party against whom enforcement of such waiver is sought.

     5.5 No amendment to this Agreement shall be binding on any of the parties hereto unless such amendment is in writing and is executed by the party against whom enforcement of such amendment is sought.

     IN WITNESS WHERE OF, the parties hereto have caused this Agreement to be executed on the date hereinafter set forth.

     THUS DONE AND SIGNED in the City of Alexandria, Parish of Rapides, State of Louisiana, on the 2nd day December of, 2000, in the presence of the undersigned competent witnesses, who sign their names hereto with the undersigned appearer herein and me," Notary, after due reading of the whole.

DELTA MANAGEMENT FIRM, INC.


Date:  12/02/00                  /s/Steve Smelser
                                 Steve Smelser, President


     THUS DONE AND SIGNED in the City of Alexandria, Parish of Rapides, State of Louisiana, on the 2nd day December of, 2000, in the presence of the undersigned competent witnesses, who sign their names hereto with the undersigned appearer herein and me, Notary, after due reading of the whole.

SUGAR & SPICE, INC.


Date:  12-02-00                  /s/Rebecca Smelser
                                 Rebecca Smelser, President




EXHIBIT 5.1

                             MINUTES OF SPECIAL MEETING
                               OF BOARD OF DIRECTORS
                            OF DELTA MANAGEMENT FIRM, INC.

     The special meeting of the Board of Directors of the Corporation was held on the date and at the time and place set forth in the written waiver of Notice signed by the Board of Directors, fixing such time and place, and prefixed to the minutes of this meeting.

There were present the following:


          Steven S Smelser - President/CEO
          Rebecca F Smelser - Vice President
          Wilton Williams - Treasurer
          Regina Myers - Secretary
          Eddie Bennett - Director
          Edgar Reed - Director

being all of the Directors of the Corporation.

Also present:  Delta Management Firm, Inc.


          Steven S Smelser - 7,667 common shares
          Rebecca F Smelser - 2,333 common shares


being all of the Shareholders of the Corporation

     This meeting was called to order by the President. It was moved, seconded and unanimously carried that


          Steven S Smelser act as President/CEO
          Rebecca F Smelser act as Vice President
          Wilton Williams act as Treasurer
          Regina Myers act as Secretary
          Eddie Bennett act as Director
          Edgar Reed act as Director


After discussion, upon motion duly made, seconded and carried it was,


     RESOLVED that DELTA MANAGEMENT FIRM, INC., a Louisiana Corporation,exchange all the assets described in exhibit B of the Agreement and Plan of Reorganization (the Plan) between Delta Management Firm, Inc., the Delta Management Firm, Inc. stockholders and ILN Harvey Corporation, and all the Delta Management Firm, Inc., liabilities, for 30,000,000 "unregistered" and "restricted" shares of $0.0001 mill par common stock of ILN Harvey Corporation.


     FURTHER RESOLVED, that on closing, the Board of Directors approve the dissolution of the Corporation as a Louisiana Corporation as of this date.

     FURTHER RESOLVED, that Steven Smelser, as President; Wilton Williams as Treasurer; Regina Myers as Secretary; Rebecca Smelser as Vice President; Eddie Bennett as Director; and Edgar Reed as Director acting as the newly appointed Board of Directors of ILN Harvey Corporation approve an amendment to the articles of incorporation to change the name of ILN Harvey Corporation to DMFI, Inc.

     FURTHER RESOLVED, that Steven Smelser, as President; Wilton Williams as Treasurer; Regina Myers as Secretary; Rebecca Smelser as Vice President; Eddie Bennett as Director; and Edgar Reed as Director acting as the newly appointed Board of Directors of ILN Harvey Corporation approve an amendment to the articles of incorporation to change the registered agent from Henry Jan, 15007 Grove Gardens, Houston, Texas 77082 to Sharlene Reese, C/O South West Promotions; 7113 Burnet Road Suite 210, Austin, Texas 78757.

     There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

DELTA MANAGEMENT FIRM, INC.


Date:  7-25-01                   /s/Steve Smelser
                                 Steve Smelser, President

Date:  7-25-01                   /s/Regina Myers
                                 Regina Myers, Secretary




EXHIBIT 5.2


MINUTES OF THE BOARD OF DIRECTORS MEETING

FOR

ILN HARVEY CORPORATION

DATE: JULY 25, 2001
TIME: 10:30am
PLACE: 15007 Grove Gardens, Houston, TX 77082

BOARD MEMBERS PRESENT:

     Henry L. Jan              PRESIDENT, SECRETARY, & DIRECTOR

ALSO PRESENT WAS:

     ILN Industries, LLC.      SOLE SHAREHOLDER OF HARVEY



     RESOLVED, that ILN Industries, LLC ("ILN Industries") will issue 30,000,000 "unregistered" and "restricted" shares of $.0001 par value common stock of the Company in exchange for the assets and liabilities of Delta Management Firm, Inc., a Louisiana Corporation ("Delta") described in Exhibit B of the Agreement and Plan of Reorganization (the "Plan") between the Company, ILN Industries, Delta and the Delta Stockholders, presented to a meeting of the Board of Directors;

     FURTHER, RESOLVED, that in the good faith judgment of the directors, the acquisition of the assets listed in Exhibit B and the assumption of the liabilities listed in Exhibit B as contemplated by the Plan is fair, just and equitable, and in the best interest of the stockholders of the Company;

     FURTHER, RESOLVED, that such shares, when transferred, be deemed validly issued, fully paid and non-assessable;

     FURTHER, RESOLVED, that the delivery of such shares be subject to the execution and delivery of the Plan by each such stockholder who is party to the Plan and Delta; and compliance by Delta and its stockholders with all of the terms and provisions thereof prior to Closing;

     FURTHER, RESOLVED, that the officers of the Company be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of the Company pursuant to which the Company shall acquire the assets and assume the liabilities described in Exhibit B to the Plan in exchange for shares of the Company in a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue
Code of 1986, as amended;

     FURTHER, RESOLVED, that on Closing, the following persons nominated by the Board of Directors of Delta be designated as the directors of the Company, to serve until the next annual meeting of the stockholders and until their successors are elected and qualify, or until his earlier resignation or termination: Steve Smelser, Rebecca Smelser, Wilton Williams, Regina Myers, Eddie Bennett, and Edgar Reed.

     FURTHER, RESOLVED, that Steve Smelser, be elected as President; Rebecca Smelser, be elected as Vice President; Wilton Williams, be elected as Treasurer; and Regina Myers, be elected as Secretary.

     FURTHER, RESOLVED, if the Plan is completed as contemplated, the Company accept the resignation of Henry L. Jan as director and officers effective on the Closing.


     FURTHER, RESOLVED, that ILN Industries, LLC will transfer 5,000,000 shares of Common Stock of $.0001 par value of the Company to the Company for cancellation after the effectuation of the Plan Of Reorganization. The Company will then issue 5,000,000 "restricted" and "unregistered" shares of $.0001 par value common stock of to ILN Industries, LLC.


Date: 7-25-01
                               /s/ Henry L. Jan
                                   Henry L. Jan




EXHIBIT 6.1


                    Certificate Of Amendment

ILN Harvey Corporation, a corporation of the state of Texas, whose registered office is located at 15007 Grove Gardens Houston, Texas, certifies pursuant to the provisions of state law, that a meeting of the stockholders of said corporation called for the purpose of amending the articles of incorporation, and held on July 25, 2001, it was resolved by the unanimous vote of the holders of an appropriate majority of the shares of each class entitled to vote that ARTICLE of the Articles of Incorporation is amended to read as follows:

                           ARTICLE
The original article of incorporation needs to be amended to show
ILN Harvey Corporation is changing its corporation name to DMFI, INC.

DELTA MANAGEMENT FIRM, INC.


Date:  7-25-01                   /s/Steve Smelser
                                 Steve Smelser, President


Date:  7-25-01                   /s/Regina Myers
                                 Regina Myers, Secretary